Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Hooker Furniture Corporation (the “Company”) Quarterly Report on Form 10-Q for the period ending August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Larry Ryder, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 10, 2005	By:	/s/ E. Larry Ryder
E. Larry Ryder
Executive Vice President - Finance and
Administration and Chief Financial Officer